EXHIBIT 2.1

This Asset Purchase Agreement (the “Purchase Agreement”) contains certain representations, warranties and covenants (the “Representations”) by Axesstel Korea, Inc., a Korean company and wholly-owned subsidiary (the “Subsidiary”) of Axesstel, Inc. (the “Company”) in favor of the buyer named therein (the “Buyer”). The Purchase Agreement is filed in accordance with the rules of the Securities and Exchange Commission as a material agreement, and is intended by the Company solely as a record of the material agreement the Subsidiary reached with the Buyer. The filing of the Purchase Agreement is not intended as a mechanism to update, supersede or otherwise modify prior disclosures of information and risks concerning the Company which the Company has made to its stockholders.

Investors and potential investors should be aware that certain Representations made to the Buyer are not intended to be affirmative representations of facts, situations or circumstances, but are instead designed and intended to allocate certain risks between the Company, on the one hand, and the Purchasers, on the other hand. The use of representations and warranties to allocate risk is a standard device in investment and other commercial contracts.

Accordingly, stockholders should not rely on the Representations as affirmations or characterizations of information concerning the Company as of the date of the Purchase Agreement, or as of any other date.

(This is a translation of the original Korean language Asset Purchase Agreement)

ASSET PURCHASE AGREEMENT

This ASSET PURCHASE AGREEMENT (the “Agreement”), entered into as of May 25 2005, is between TBK Electronics Corp., a Korean corporation ( “Seller”), and Axesstel Korea, Inc. formerly known as Axesstel R&D Center, Ltd., a chusik hoesa Korean limited liability company ( “Buyer”).

WHEREAS, Seller desires to sell, convey, assign, transfer and deliver the Purchased Assets and Leased Assets (each, as hereinafter defined) to Buyer, and Buyer desires to acquire and accept the Purchased Assets and Leased Assets, all upon the terms and subject to the conditions set forth in this Agreement;

NOW, THEREFORE, in consideration of the premises, the terms and provisions set forth in this Agreement, the mutual benefits to be gained by the performance thereof and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement agree as follows:

ARTICLE I.

DEFINITIONS

Section 1.01 Certain Definitions. As used in this Agreement, the terms set forth below will have the following respective meanings:

“Bulk Sales Laws” means any version of Article 6 of the Uniform Commercial Code adopted by any state or nation or any similar law relating to the sale of inventory, equipment or other assets in bulk.

“Ancillary Documents” each of the other agreements or instruments of sale, conveyance, assignment, transfer and delivery attached to this Agreement as Exhibits and schedules thereto.

“Contract” means, with respect to any Person, any contract, agreement, understanding or other instrument or obligation (whether oral or written, pending or executory) to which such Person is a party or by which it or its properties or assets are or may be bound.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Lien” means, with respect to any properties or assets, any mortgage, pledge, hypothecation, assignment, security interest, lien, or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or character whatsoever (including, but not limited to, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement under the Uniform Commercial Code of the State of California or comparable law of any other jurisdiction) in respect of such properties or assets.

“Person” means any individual, corporation, partnership, joint venture, association, trust or any other entity or organization of any kind or character, including a Governmental Authority.

ARTICLE II

SALE AND PURCHASE

Section 2.01

(a) Sale of Purchased Assets. In accordance with the terms and subject to the conditions of this Agreement, Seller will sell, convey, assign, transfer and deliver to Buyer all right, title and interest in and to all equipment, tools, molds, jigs, parts and materials identified in Schedule 2.1(a) (collectively, the “Purchased Assets”). The aforementioned Purchased Assets will be sold, conveyed, assigned, transferred and delivered to Buyer or its designees free and clear of all liabilities, indebtedness or Liens, of any kind, character or description whatsoever (and, with regard to the Purchased Assets, such sale, conveyance, assignment, transfer and delivery will be royalty-free, irrevocable and for the exclusive use of Buyer or its designees). Buyer shall acquire the Purchased Assets in the present.

(b)Transfer of Leased Assets. In accordance with the terms and subject to the conditions of this Agreement, Seller will convey, assign, transfer and deliver to Buyer all right, title and interest in and to the leases (“Leases”) underlying all equipment identified in Schedule 2.1(b) (collectively, the “Leased Assets”), including after Buyer has made the required payments to purchase the Leased Assets from the lessor under the applicable Leases, instructing the lessor under the applicable Leases to convey title to Buyer or taking any and all actions necessary, including execution of documents, to ensure Buyer receives title to the Leased Assets free and clear of all liabilities, indebtedness or Liens, of any kind, character or description whatsoever (and, with regard to the Leased Assets, such conveyance, assignment, transfer and delivery will be royalty-free, irrevocable and for the exclusive use of Buyer or its designees).

Section 2.02 Purchase Price. In accordance with the terms and subject to the conditions set forth in this Agreement and except as provided in Section 2.1(b), and in consideration of the sale, conveyance, assignment, transfer and delivery described in Section 2.1, Buyer hereby agrees that at the Closing it will acquire and accept the Purchased Assets for a payment in an amount equal to KRW 1,900,000,000 (exclusive of Value Added Tax) (the “Purchase Price”).

Section 2.03 No Assumed Liabilities. Notwithstanding anything to the contrary contained in this Agreement, Buyer will not assume, pay, perform or discharge any debts, liabilities or obligations of Seller, whether or not the same are disclosed to Buyer in or pursuant to this Agreement.

Section 2.04 Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) will take place at the offices of Buyer, on the date of the signing of this Agreement, or on such other date or place as may be agreed to by the parties.

(a)	At the Closing Seller will deliver, or cause to be delivered, to Buyer each of the following: (i) a counterpart of Bill of Sale and Assignment, duly executed and acknowledged by Seller, substantially in the form of Exhibit A; (ii) such other (x) duly executed bills of sale, general conveyances, endorsements, assignments and other good and sufficient instruments of sale, transfer, assignment and conveyance and (y) releases, termination statements and other documents and instruments as are sufficient to eliminate and extinguish all Liens on any of the Purchased Assets, in each case as Buyer may reasonably request in order to more effectively to vest in Buyer all right, title and interest in and to the Purchased Assets free and clear of all Liens; and (iii) copies of any waivers, permits, consents, approvals and authorizations required in order to effect the sale, conveyance, assignment, transfer and delivery of the Purchased Assets to Buyer upon the terms and conditions set forth in this Agreement.

(b)	At the Closing, Seller will take such actions as are necessary or appropriate to put Buyer in actual possession and operating control of the Purchased Assets.

(c)	After the Closing but no later than days after the Closing, Buyer will deliver to Seller payment of the Purchase Price. Following full payment of the Purchase Price, Buyer may cancel or allow to expire that certain letter of credit (“Letter of Credit”) obtained on behalf of Seller pursuant to the Memorandum of Understanding Regarding the Sale and Lease of Communication Equipment dated May 25, 2005. After full payment of the Purchase Price, Seller shall not draw, attempt to draw, or allow a third party to draw, on the Letter of Credit.

Section 2.05 Further Assurances. Seller hereby agrees that from time to time after the Closing Date it will (a) execute, deliver, acknowledge, file and record, or cause to be executed, delivered, acknowledged, filed and recorded, such further bills of sale, general conveyances, endorsements, assignments and other good and sufficient instruments of sale, conveyance, assignment, transfer and delivery and such further consents, certifications, affidavits and assurances as are required in order to vest in Buyer all right, title and interest in the Purchased Assets or otherwise to consummate and make effective the transactions contemplated by this Agreement and (b) take, or cause to be taken, all actions and do, or cause to be done, all things, as are required in order to put Buyer in actual possession and operating control of the Purchased Assets or otherwise to accomplish the purposes of this Agreement.

ARTICLE III.

REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER

Seller hereby represents, warrants and covenants to Buyer as follows:

SECTION 3.1 Organization and Qualification. Seller is a corporation duly organized, validly existing and in good standing under the laws of the Republic of South Korea and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as presently conducted.

SECTION 3.2 Authority; Binding Effect. Seller has all requisite corporate power and authority to enter into and perform its obligations under this Agreement and the Ancillary Documents and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Seller of this Agreement and the Ancillary Documents, the performance by it of its obligations pursuant to this Agreement and thereunder and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action on the part of Seller and all necessary action on the part of its stockholders. In taking any action required in order to authorize the execution and delivery by Seller of this Agreement and the Ancillary Documents to which it is a party, the performance by it of the obligations pursuant to the terms of this Agreement and thereunder and the consummation by it of the transactions contemplated hereby and thereby, all material facts with respect to any contract or transaction relating to or affecting the matters so authorized were disclosed or known to each stockholder and each stockholder has specifically approved such matters in good faith. Each of this Agreement and the Ancillary Documents to which Seller is a party has been duly executed and delivered by Seller. This Agreement constitutes, and upon the execution and delivery thereof each of the Ancillary Documents will constitute, a legal, valid and binding agreement of Seller and Individual, enforceable against it in accordance with the terms of this Agreement and thereof, subject as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency and similar laws, to moratorium laws from time to time in effect and to general principles of equity.

SECTION 3.3 Absence of Conflict. The execution and delivery by Seller of this Agreement and the Ancillary Documents, the performance by it of its obligations pursuant to this Agreement and thereunder and the consummation by it of the transactions contemplated hereby or thereby will not (i) conflict with, or result in any violation or breach of, any provision of its charter or bylaws, (ii) conflict with, result in any material violation or material breach of, constitute a default under, give rise to any right of termination or acceleration (with or without notice or the lapse of time or both) pursuant to, or result in being declared void, voidable or without further effect, any term or provision of any note, bond, mortgage, indenture, lease, franchise, permit, license, Contract or other instrument or document to which Seller is a party or by which the Purchased Assets are or may be bound, (iii) conflict with, or result in any violation of, any law, ordinance, statute, rule or regulation of any Governmental Authority or of any order, writ, injunction, judgment or decree of any court, arbitrator or Governmental Authority applicable to Seller or its properties or assets or (iv) result in the creation of, or impose on Seller the obligation to create, any Lien upon the Purchased Assets.

SECTION 3.4 Governmental Authorizations and Filings. There is no requirement applicable to Seller to obtain any consent, approval or authorization of, or to make or effect any declaration, filing or registration with, any Governmental Authority for the valid execution and delivery by Seller of this Agreement or any of the Ancillary Documents, the due performance by it of its obligations pursuant to this Agreement or thereunder or the lawful consummation by it of the transactions contemplated hereby or thereby.

SECTION 3.5 Compliance with Laws and Other Requirements. Seller is not in material breach or material violation of, or default under, any provision of its Articles of Incorporation or bylaws or any other formation, incorporation or governance documents applicable to Seller, any term or provision of any note, bond, mortgage, indenture, lease, franchise, permit, license, Contract or other instrument or document to which it is a party or by which Seller or its properties or assets are or may be bound which relates to or affects the Purchased Assets or any term of any law, ordinance, statute, rule or regulation of any Governmental Authority or of any order, writ, injunction, judgment or decree of any court, arbitrator or Governmental Authority applicable to it or its properties or assets which relates to or affects the Purchased Assets.

SECTION 3.6 Title to Purchased Assets. Seller has good and marketable title to all of the Purchased Assets owned by it in each case free and clear of all Liens, liabilities, claims, charges, levies and assessments of any kind or character. Upon the sale, conveyance, assignment, transfer and delivery of the Purchased Assets as contemplated by this Agreement, Buyer will acquire the same free and clear of all Liens, liabilities, claims, charges, levies or assessments of any kind or character and will have good and marketable title thereto.

SECTION 3.7 Leased Assets. Seller has the authority, right, title and interest to convey, assign, transfer and delivery of its interest in the Leases and Leased Assets as specified under Section 2.1(b). Upon the conveyance, assignment, transfer and delivery of the Leased Assets as contemplated by this Agreement, Buyer will acquire the same free and clear of Liens, liabilities, claims, charges, levies or assessments of any kind or character and will have good and marketable title thereto.

SECTION 3.8 Letter of Credit. As of the Closing Date, the Seller has not and will not draw down, in part or in full, upon the Letter of Credit unless and until Buyer has not paid the Purchase Price as of the date specified in Section 2.4(c). In the event Seller receives payment of the full Purchase Price from Buyer and payment under the Letter of Credit, Seller shall immediately return to Buyer all funds received in excess of the Purchase Price.

SECTION 3.9 Solvency. Seller is solvent, is able to pay its debts as they become due, has capital sufficient to carry on its business as presently conducted and as proposed to be conducted, and owns priority that has both a fair value and a fair saleable value in excess of the amount required to pay its debts as they become due. Seller will not be rendered insolvent by the transactions contemplated by this Agreement or the Ancillary Documents or any related transactions, and following the consummation of such transactions, Seller will be able to pay its debts as they become due, will have capital sufficient to carry on its business as then conducted and as proposed to be conducted, and will own property that has a fair value and a fair saleable value in excess of the amount required to pay its debts as they become due. The purchase price represents a negotiated amount and is equal to the fair market value of the Purchased Assets.

SECTION 3.10 Litigation. There is no action, suit, inquiry, investigation or other proceeding pending or threatened against or affecting Seller or its properties or assets in any court or before any arbitrator or any foreign or United States federal, state or local Governmental Authority which in any material manner draws into question or affects the validity of this Agreement or any of the Ancillary Documents or the transactions contemplated hereby or thereby.

SECTION 3.11 Bulk Sales Laws. Seller has complied with any applicable Bulk Sales laws and will indemnify Buyer and hold it harmless from and against any and all demands, claims, actions, causes of action, losses, damages, liabilities, costs and expenses (including fees and disbursements of counsel) arising as a result of any failure to comply with applicable Bulk Sales Laws in connection with the sale, conveyance, assignment, transfer and delivery of the Purchased Assets.

SECTION 3.12 Indemnification. Seller hereby agrees to indemnify and hold harmless each of Buyer and its affiliates, directors, officers, shareholders, employees, attorneys, agents and other representatives from and against any and all demands, claims, actions, causes of action, proceedings, assessments, losses, damages, liabilities, settlements, judgments, fines, penalties, interest, costs and expenses (including fees and disbursements of counsel) which (i) are asserted against, imposed upon or incurred by any such Person as a result of or in connection with the breach or alleged breach or inaccuracy by Seller of any of the representations, warranties, covenants or agreements contained in this Agreement or any of the Ancillary Documents, whether or not such breach or alleged breach or inaccuracy gives rise to a claim by a third party, or (ii) arise from or relate to the assertion against, imposition upon or incidence by any such Person of any of Seller’s liabilities. The rights to indemnification afforded to Buyer pursuant to this Agreement in respect thereof will survive the Closing and any investigation made at any time by or on behalf of Buyer in connection with this Agreement or the transactions contemplated hereby.

ARTICLE IV

REPRESENTATIONS, WARRANTIES AND COVENANTS OF BUYER

Buyer hereby represents, warrants and covenants to Seller as follows:

SECTION 4.1 Organization and Qualification. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as presently conducted.

SECTION 4.2 Authority; Binding Effect. Buyer has all requisite corporate power and authority to enter into and perform its obligations under this Agreement and the Ancillary Documents to which it is a party and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Buyer of this Agreement and the Ancillary Documents to which it is a party, the performance by it of its obligations pursuant to this Agreement and thereunder and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action on the part of Buyer. Each of this Agreement and the Ancillary Documents to which Buyer is a party has been duly executed and delivered by Buyer. This Agreement constitutes, and upon the execution and delivery thereof each of the Ancillary Documents will constitute, a legal, valid and binding agreement of Buyer, enforceable against it in accordance with the terms of this Agreement and thereof.

SECTION 4.3 Absence of Conflict. The execution and delivery by Buyer of this Agreement and the Ancillary Documents to which it is a party, the performance by it of its obligations pursuant to this Agreement and thereunder and the consummation by it of the transactions contemplated hereby or thereby will not (i) conflict with, or result in any violation or breach of, any provision of its charter or bylaws, or (ii) conflict with, or result in any violation of, any law, ordinance, statute, rule or regulation of any Governmental Authority or of any order, writ, injunction, judgment or decree of any court, arbitrator or Governmental Authority applicable to Buyer or its properties or assets.

ARTICLE V

MISCELLANEOUS

SECTION 5.1 Fees and Expenses. Except as expressly provided in this Agreement, all fees and expenses incurred by any of the parties to this Agreement in connection with this Agreement or any of the Ancillary Documents or any of the transactions contemplated hereby or thereby will be borne and paid solely by the party incurring such fees and expenses.

SECTION 5.2 Notices. All notices, requests, claims, demands and other communications pursuant to this Agreement will be in writing and will be given by delivery in person, by registered or certified mail (return receipt requested and with postage prepaid thereon) or by cable, telex or facsimile transmission to the parties at the following addresses (or at such other address as any party will have furnished to the others in accordance with the terms of this Section 5.2):

if to Buyer:

Axesstel Korea, Inc.

#706 Ace Tower 5 Guro – dong Guro-gu Seoul Korea

Fax: 02-2109-5387

Attention: Kevin CT Yoo

With copy to:

Axesstel, Inc.

6815 Flanders Drive, Suite 210

San Diego, California 92121

Fax: 858-625-2110

Attention: Counsel

if to Seller:

3Floor Gawngmyeng No. 113-3 Building , Bangi-dong Sungpa-gu, Seoul

Fax: 82-31-353-3900

Attention: Hyun Bae Kim

All notices, requests, claims, demands and other communications pursuant to this Agreement that are addressed as provided in or pursuant to this Section 3.16 will be deemed duly and validly given (a) if delivered in person, upon delivery, (b) if delivered by registered or certified mail (return receipt requested and with postage paid thereon), 72 hours after being placed in a depository of the mails, (c) if delivered by nationally recognized worldwide overnight courier, 2 days after delivery to such courier, and (cd if delivered by facsimile transmission, upon confirmed transmission thereof.

SECTION 5.3 Amendment; Waivers. The terms and provisions of this Agreement may be modified or amended only by a written instrument executed by each of the parties to this Agreement, and compliance with any term or provision of this Agreement may be waived only by a written instrument executed by each party entitled to the benefits of the same. No failure to exercise any right, power or privilege pursuant to this Agreement will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege granted pursuant to this Agreement.

SECTION 5.4 Remedies Cumulative; Survival. The remedies provided in this Agreement will be cumulative and will not preclude assertion by any party of any other rights or the seeking of any other remedy against any other party. All representations, warranties, covenants and agreements of Seller and Buyer contained in this Agreement will survive the Closing for a period of two years from the date of such Closing (except in the case of fraud or intentional misrepresentation, in which such case there will be no limit on the time in which a party can bring a claim therefor) and any investigation made at any time by or on behalf of Seller or Buyer in connection with this Agreement or the transactions contemplated hereby. In addition, in the event of any dispute arising out of or in connection with this Agreement, the Ancillary Documents or otherwise between the parties, the prevailing party will be entitled to reimbursement of its reasonable costs and expenses in connection therewith, including, without limitation, its attorneys fees.

SECTION 5.5 Entire Agreement. This Agreement (including the Exhibits and Schedules to this Agreement), together with the Ancillary Documents, constitutes the entire agreement among the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, whether written or oral, between the parties with respect to the subject matter of this Agreement.

SECTION 5.6 Parties in Interest; Assignment. This Agreement will be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns (it being understood and agreed that, except as expressly provided in this Agreement, nothing contained in this Agreement is intended to confer upon any other Person any rights, benefits or remedies of any kind or character whatsoever under or by reason of this Agreement). No party may assign this Agreement without the prior written consent of each of the other parties to this Agreement.

SECTION 5.7 Governing Law; Language. This Agreement will be governed by and construed in accordance with the laws of the Republic of South Korea, without regard to the principles of conflicts of law, except to the extent that mandatory principles of conflicts of law require the application of the laws of another jurisdiction wherein any of the Purchased Assets are located to determine the validity or effect of the sale, conveyance, transfer, assignment and delivery thereof in accordance with terms of this Agreement. In the event this Agreement is translated to another language, the English version shall control between the different language versions.

SECTION 5.8 Severability. In the event any provision contained in this Agreement will be held to be invalid, illegal or unenforceable for any reason, the invalidity, illegality or unenforceability thereof will not affect any other provision of this Agreement, it being understood and agreed that (i) such invalid, illegal or unenforceable provision will be deemed to be modified to the extent necessary to render it valid, legal and enforceable without altering the intent thereof or (ii) if such modification is not possible, this Agreement will be construed as if such invalid, illegal or unenforceable provision had never been contained in this Agreement.

SECTION 5.9 Specific Performance. The parties to this Agreement agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with the terms of this Agreement. Accordingly, the parties agree that each of them will be entitled to seek injunctive relief to prevent breaches of the terms of this Agreement and the Ancillary Documents and to obtain specific performance of the terms of this Agreement and thereof, in addition to any other remedy now or subsequently available at law or in equity, or otherwise.

SECTION 5.10 Press Releases. The parties to this Agreement will consult with each other before issuing any announcements, press releases or reports relating to this Agreement or the transactions contemplated hereby, except as may be required by applicable law. In addition, the consideration paid for the Purchased Assets and for the covenants, terms and conditions of this Agreement and the Ancillary Documents will remain confidential and will not be disclosed to any third party without the express prior consent of the other party.

SECTION 5.11 Confidentiality. The terms and provisions of this Agreement and all information or trade secrets communicated by one party to the other party whether before or after the date of this Agreement, will be deemed to be confidential, will be deemed to have been received in strict confidence and will be used only for the purposes of carrying out the obligations of, or as otherwise contemplated by, this Agreement. Notwithstanding the foregoing, in the event one party is required to disclose this Agreement or the terms of this Agreement according to its required governmental or other regulatory agencies, such disclosure, which shall not require the prior consent of the other party, shall not be deemed a breach or violation of this Section.

SECTION 5.12 Force Majeure. Neither party will be liable for any loss or damage, including consequential damages, due to delays or failure to ship resulting from any cause beyond its reasonable control, such as, but not limited to, securing necessary export licenses, compliance with government laws or regulations, acts of God, acts of civil or military authority, judicial action, defaults or subcontractors or vendors, labor disputes, failure or delays in transportation, embargoes, wars or riots.

SECTION 5.13 Disputes. If any disputes or differences have arisen in connection with this Agreement or performance of the obligations of the both parties, Seller and Buyer shall firstly render their respective efforts to amicably settle such disputes or differences, failing which shall be submitted to the jurisdiction of the court having the jurisdiction over the place where the principal office of Seller is located.

SECTION 5.14 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement this 22 day of August , 2005.

BUYER:

AXESSTEL KOREA, INC.

By:	/s/ Jae hun Lee
Name:	Jonathan Lee( Jae hun Lee )
Title:	Chief of Korea

SELLER:

TBK ELECTRONICS CORP.

By:	/s/ Kap Soo Yang
Name:	Kap Soo Yang
Title:	CEO

[SIGNATURE PAGE TO ASSET PURCHASE AGREEMENT]

EXHIBIT A

Bill of Sale and Assignment

(See attached)

1

BILL OF SALE AND ASSIGNMENT

THIS BILL OF SALE AND ASSIGNMENT (the “Bill of Sale and Assignment”) dated as of August 22, 2005, is made by TBK Electronics Corp., (“Seller”), to Axesstel Korea, Inc. ( “Buyer”).

NOW THEREFORE, in consideration of the premises, the purchase price specified in the Asset Purchase Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller does hereby sell, convey, assign, transfer, bargain, set over, assign, alien, remise, deliver and confirm unto Buyer all of the Purchased Assets which are set forth in Section 2.1(a) and the Schedule 2.1(a) corresponding to such section of the Asset Purchase Agreement, including without limitation those properties, assets, and interests described in Schedule 2.1(a) hereto, free of all liens, liabilities, claims, charges, levies, or assessments of any kind of character;

TO HAVE AND TO HOLD the Purchased Assets, with all of the appurtenances thereto, unto Buyer and its successors and assigns for its and their use forever, it being understood that Seller does hereby bind itself and its successors to warrant and forever defend the same unto Buyer and its successors and assigns against any Person (as defined in the Asset Purchase Agreement) whomsoever claiming the same, or any part thereof or interest therein;

AND THE SELLER FURTHER COVENANTS AND AGREES AS FOLLOWS;

1. The Seller hereby irrevocably constitutes and appoints Buyer and its successors and assigns as Seller’s true and lawful attorneys-in-fact, with full power of substitution and resubstitution, in the name of Buyer or in the name, place and stead of Seller and its successors but on behalf of and for benefit of Buyer and its successors and assigns, to exercise any of the following powers: (a) from time to time to demand and receive any and all the Purchased Assets; (b) to give any receipts, releases, and acquittances for or in respect of the same or any part of the Purchased Assets; (c) from time to time to institute and prosecute in the name of Seller or otherwise any and all actions, suits, and proceedings in respect of the Purchased Assets; (d) to assert or enforce any claim, title, or right relating to the Purchased Assets; (e) to defend and compromise any and all actions, suits or proceedings in respect of the Purchased Assets; and (f) to do such other things as are necessary or appropriate in connection with any of the foregoing powers. The powers granted hereunder are hereby acknowledged to be coupled with an interest and shall not be revocable or otherwise affected by dissolution of Seller, by operation of law, or by the occurrence of any event.

2. Seller hereby agrees that it and its successors shall, whenever and as often as requested to do so by Buyer or its successors or assigns, (a) execute, deliver, acknowledge, file, and record, or cause to be executed, delivered, acknowledged, filed, and recorded, any and all such further bills of sale, deeds, general conveyances, endorsements, assignments, confirmations, and other good and sufficient instruments of sale, conveyance, assignment transfer, and delivery, and any and all such powers of attorney, approvals, consents, and other instruments of further assurance as Buyer or its successors or assigns deem necessary or appropriate in its or their reasonable judgment in order to complete, ensure, and perfect the sale, conveyance, assignment, transfer, and delivery of all right, title and interest in and to any of the

2

Purchased Assets, and (b) take, or cause to be taken, any and all such actions and do, or cause to be done, any and all such things as Buyer and its successors or assigns shall deem necessary or appropriate in its or their reasonable judgment in order to put Buyer and its successors and assigns in actual possession and operating control of any and all of the Purchased Assets.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement this 22 day of August, 2005.

PURCHASER:

Axesstel Korea, Inc.

By:	/s/ Jae hun Lee
Name:	Jonathan Lee( Jae hun Lee )
Title:	Chief of Korea

SELLER:

TBK Electronics Corp.

By:	/s/ Kap Soo Yang
Name:	Kap Soo Yang
Title:	CEO

[SIGNATURE PAGE TO BILL OF SALE AND ASSIGNMENT]

3

SCHEDULE A

[LIST]

H-1

SCHEDULE 2.1(a)

PURCHASED ASSETS

2.1(b)-1

LIST SMT EQUIPMENT

NO	MANAGING NO	ITEM	DESCRIPTION	MANUFACTURER	SERIAL NO	DATE OF AGUISITION	HISTORY COST	ACCUMULATED DEPRECIATION	SAVAGE VALUE
1	M01105	Dehumidfier	DP-1200	SMC	02A0429E092304	12/30/2000	6,000,000	2,613,781	3,386,219
2	M00969	Ultrasonic Washer	JAC-4020	Jinwoo Eng	K-00AB-0175-Z	9/30/2000	1,600,000	1,230,885	369,115
3	M01101	BAKING OVEN	OF-22W	J&O Tech	H120036	12/18/2002	2,000,000	871,256	1,128,744
4	M00957	CHAMBER	Spec	Naeng Yel	1	7/15/2000	6,000,000	4,615,819	1,384,181
5	M01104	CHIP COUNTER	MEGA	HEEBKO	NEI22KM925124	12/27/2002	2,000,000	871,256	1,128,744
6	M00961	DYNASCOPE	VS8	VISION	021906	8/10/2000	18,000,000	13,847,464	4,152,536
7	M00964	ROUTER M/C	SAW-CT23BP	SAYAKA	B0244BP	7/31/2000	189,900,069	146,090,848	43,809,221
8	M00952	LOADER	ELD-500	Yn il	L00070471D	7/6/2000	31,000,000	23,848,415	7,151,585
9		INVERTER CONVEYOR	EIV-180	Yn il	V00070416D
10		VACUUM LOADER	EVP-550	Yn il	V00070458D
11		CONVEYOR	ECC-600	Yn il	C00070486D
12		GATE CONVEYOR	EGC-300	Yn il	G00070416D
13		WORK TABLE	EWT-100	Yn il	W00070463D
14		WORK TABLE	EWT-100	Yn il	W00070464D
15		UNLOADER	EUD-500	Yn il	V00070471D
16	J02489	LOADER	SLD-230	SJ INOTECH	IL-1	8/16/2002	7,600,000	4,789,917	2,810,083
17	J02495	INVERTER CONVEYOR	SVT-180	SJ INOTECH	IC-1	8/16/2002	7,000,000	4,411,767	2,588,233
18	J02493	VACUUM LOADER	SBSF-200	SJ INOTECH	VL-1	8/16/2002	7,600,000	4,789,917	2,810,083
19	J02492	CONVEYOR	SCC-1800	SJ INOTECH	CC-1	8/16/2002	3,600,000	2,268,908	1,331,092
20		CONVEYOR	SCC-1800	SJ INOTECH	CC-2
21	J02494	GATE CONVEYOR	SGC-500	SJ INOTECH	GC-1	8/16/2002	6,000,000	3,781,511	2,218,489
22		WORK TABLE	SWT-900	SJ INOTECH	WT-3
23		WORK TABLE	SWT-900	SJ INOTECH	WT-4
24	J02490	UNLOADER	SUD-230	SJ INOTECH	UL-1	8/16/2002	9,600,000	6,050,424	3,549,576
25	M01070	SCREEN PRINTER	UP-2000 HI-E	MPM	22603	8/31/2002	221,733,841	109,999,926	111,733,915
26		SCREEN PRINTER	UP-2000 HI-E	MPM	22604
27	M00962	CHIP PLACE	CP-643E	FUJI	1693	7/31/2000	1,068,348,018	820,755,015	247,593,003
28		CHIP PLACE	CP-643E	FUJI	1694
29		CARTRIDGE	WD 0802	FUJI	1 - 62
30		CARTRIDGE	WE 0804	FUJI	1 - 50
31		CARTRIDGE	WE 1204	FUJI	1 - 4
32		CARTRIDGE	WE 1208	FUJI	1 - 5
33		CARTRIDGE	WE 1604	FUJI	1 - 5
34		F4G SOFTWARE	F4G	FUJI	1
35		DIGITIZER	DT-551	Fuji	577
36		CHIP PLACE	CP-643E	FUJI	1479
37		CARTRIDGE	0804	FUJI	1 - 10
38		CARTRIDGE	1204	FUJI	1 - 7
39		CARTRIDGE	1208	FUJI	1 - 8
40		CARTRIDGE	1604	FUJI	1 - 2
41		CARTRIDGE	1608	FUJI	1 - 6
42		CARTRIDGE	1612	FUJI	1 - 6
43		CARTRIDGE	2412	FUJI	1 - 12
44		CARTRIDGE	2416	FUJI	1 - 8
45		CARTRIDGE	3212	FUJI	1 - 3
46		CARTRIDGE	3216	FUJI	1 - 3
47		CARTRIDGE	4412	FUJI	1 - 3
48		CARTRIDGE	4416	FUJI	1 - 3
49	M01072	MULTI PLACE	QP-242E-6	FUJI	1419	8/31/2002	232,842,715	115,510,924	117,331,791
50		MULTI PLACE	QP-242E-6	FUJI	1423
51	M01080	CARTRIDGE	WD 0802	FUJI	1 - 300	9/30/2002	94,500,000	45,452,140	49,047,860
52	M01081	CARTRIDGE	WE 0804	FUJI	1 - 46	9/30/2002	15,750,000	7,575,354	8,174,646
53	M01082	CARTRIDGE	WE 0804	FUJI	1 - 53	9/30/2002	31,500,000	15,150,709	16,349,291
54	M01083	CARTRIDGE	12 mm	FUJI	1 - 17	9/30/2002	14,700,000	7,070,331	7,629,669
55	M01084	CARTRIDGE	16 mm	FUJI	1 - 20	9/30/2002	17,280,000	8,311,246	8,968,754
56	M01085	CARTRIDGE	24 mm	FUJI	1 - 10	9/30/2002	12,000,000	5,771,700	6,228,300
57	M01086	CARTRIDGE	32 mm	FUJI	1 - 4	9/30/2002	6,520,000	3,135,951	3,384,049
58	M01087	CARTRIDGE	44 mm	FUJI	1 - 6	9/30/2002	6,520,000	3,135,951	3,384,049
59	M01128	CARTRIDGE	56 mm	FUJI	1	7/24/2003	4,800,000	1,384,836	3,415,164
60	M01173	CARTRIDGE	72 mm	FUJI	1	2/9/2004	7,168,500	934,890	6,233,610
61	M01063	REFLOW	1808EXL	HELLER	10068	8/13/2002	140,000,000	69,452,588	70,547,412
62		REFLOW	1808EXL	HELLER	10069
63	J02635	Dampimg Machine	AKIMist D	AKIMIST	1 - 6	2/28/2004	24,720,000	4,645,300	20,074,700
64	M00955	PROFILE CHECKER	RC-9L	MALCOM	1	7/22/2000	6,800,000	5,231,261	1,568,739
65	M01103	PROFILE CHECKER	SRC-5	SMC	2082301	12/27/2002	2,500,000	1,089,071	1,410,929
66	M00979	LCR METER	KC-605	KOKUYO	J008105	10/31/2000	5,150,000	3,961,908	1,188,092
67		CHIP PLACE	CP-643E	FUJI	1955	8/31/2002	186,750,000	98,609,789	88,140,211
68		? Magazine Rack	JW-001H	WORLDTEC	1 - 10	7/30/2000	1,500,000	1,125,000	375,000
69		SMD PCB Magazine	JW-001	WORLDTEC	1 - 100	9/30/2000	3,500,000	2,625,000	875,000
70		VACUUM Cleaner	KV-15SB	HLS Korea	1	9/30/2000	300,000	225,000	75,000
71		VACUUM Cleaner	SUPER-1000	?	?3-8-3928	10/30/2002	1,200,000	900,000	300,000
72		VISION Tester	EVT-3000S	EIRITSU	EVT02901094	7/30/2004	30,000,000	—	30,000,000
73		VISION Tester	EVT-3000S	EIRITSU	EVT03501094	7/30/2004	30,000,000	—	30,000,000

LIST MEASURING EQUIPMENT

No	MANAGING NO	ITEM	DESCRIPTION	MANUFACTURER	SERIAL NO	DATE OF AGUISITION	HISTORY COST	SAVAGE VALUE
1	M00970	MOBILE TESTER	E8285A	AGILENT	US40082169	2000.10.4	65,971,456	15,219,363
2	M00970	MOBILE TESTER	E8285A	AGILENT	US40082191	2000.10.4	65,971,456	15,219,363
3	M00970	MOBILE TESTER	E8285A	AGILENT	US40082192	2000.10.4	65,971,456	15,219,363
4	M00970	MOBILE TESTER	E8285A	AGILENT	US40082193	2000.10.4	65,971,456	15,219,363
5	M00970	MOBILE TESTER	E8285A	AGILENT	US40082194	2000.10.4	65,971,456	15,219,363
6	M00970	MOBILE TESTER	E8285A	AGILENT	US40082197	2000.10.4	65,971,456	15,219,363
7	M00970	MOBILE TESTER	E8285A	AGILENT	US40082198	2000.10.4	65,971,456	15,219,363
8	M00970	MOBILE TESTER	E8285A	AGILENT	US40082256	2000.10.4	65,971,456	15,219,363
9	M00970	MOBILE TESTER	E8285A	AGILENT	US40082281	2000.10.4	65,971,456	15,219,363
10	M00970	MOBILE TESTER	E8285A	AGILENT	US40082286	2000.10.4	65,971,456	15,219,363
11	M00971	POWER SUPPLY	66311B	AGILENT	US38446205	2000.10.4	2,120,437	489,177
12	M00971	POWER SUPPLY	66311B	AGILENT	US38446207	2000.10.4	2,120,437	489,177
13	M00971	POWER SUPPLY	66311B	AGILENT	US38446208	2000.10.4	2,120,437	489,177
14	M00971	POWER SUPPLY	66311B	AGILENT	US38446209	2000.10.4	2,120,437	489,177
15	M00971	POWER SUPPLY	66311B	AGILENT	US38446210	2000.10.4	2,120,437	489,177
16	M00971	POWER SUPPLY	66311B	AGILENT	US38446211	2000.10.4	2,120,437	489,177
17	M00971	POWER SUPPLY	66311B	AGILENT	US38446213	2000.10.4	2,120,437	489,177
18	M00971	POWER SUPPLY	66311B	AGILENT	US38446215	2000.10.4	2,120,437	489,177
19	M00971	POWER SUPPLY	66311B	AGILENT	US38446206	2000.10.4	2,120,437	489,177
20	M00971	POWER SUPPLY	66311B	AGILENT	US38446216	2000.10.4	2,120,437	489,177
21	M00973	SPECTRUM ANALYZER	8596E	AGILENT	3911A01761	2000.10.4	40,861,374	9,426,564
22	M00973	SPECTRUM ANALYZER	8596E	AGILENT	3911A01752	2000.10.4	40,861,374	9,426,564
23	M00974	MOBILE TESTER	E8285A	AGILENT	US40082287	2000.10.4	65,971,456	15,219,363
24	M00974	MOBILE TESTER	E8285A	AGILENT	US40082291	2000.10.4	65,971,456	15,219,363
25	M00974	MOBILE TESTER	E8285A	AGILENT	US40082292	2000.10.4	65,971,456	15,219,363
26	M00974	MOBILE TESTER	E8285A	AGILENT	US40082280	2000.10.4	65,971,456	15,219,363
27	M00974	MOBILE TESTER	E8285A	AGILENT	US40082196	2000.10.4	65,971,456	15,219,363
28	M00974	MOBILE TESTER	E8285A	AGILENT	US40082173	2000.10.4	65,971,456	15,219,363
29	M00974	MOBILE TESTER	E8285A	AGILENT	US40082190	2000.10.4	65,971,456	15,219,363
30	M00974	MOBILE TESTER	E8285A	AGILENT	US40082288	2000.10.4	65,971,456	15,219,363
31	M00974	MOBILE TESTER	E8285A	AGILENT	US40082278	2000.10.4	65,971,456	15,219,363
32	M00974	MOBILE TESTER	E8285A	AGILENT	US40082283	2000.10.4	65,971,456	15,219,363
33	M00974	MOBILE TESTER	E8285A	AGILENT	US40082282	2000.10.4	65,971,456	15,219,363
34	M00975	POWER SUPPLY	66311B	AGILENT	US38446212	2000.10.4	2,120,437	489,177
35	M00975	POWER SUPPLY	66311B	AGILENT	US38446214	2000.10.4	2,120,437	489,177
36	M00984	SSG	8664A	AGILENT	3744A02238	2000.11.30	50,575,849	11,667,656
37	M00984	SSG	8664A	AGILENT	3744A02359	2000.11.30	50,575,849	11,667,656
38	M00984	SSG	8664A	AGILENT	3744A02327	2000.11.30	50,575,849	11,667,656
39	M00984	SSG	8664A	AGILENT	3744A02336	2000.11.30	50,575,849	11,667,656
40	M01037	OSCILLOSCOPE	TDS3012B(100MHz)	TEKTRONIX	B010219	2002.3.19	4,500,000	1,927,511
41	M01037	OSCILLOSCOPE	TDS3012B(100MHz)	TEKTRONIX	B010776	2002.3.19	4,500,000	1,927,511
42	M01037	OSCILLOSCOPE	TDS3012B(100MHz)	TEKTRONIX	B012692	2002.3.19	4,500,000	1,927,511
43	M01037	OSCILLOSCOPE	TDS3012B(100MHz)	TEKTRONIX	B012702	2002.3.19	4,500,000	1,927,511
44	M01037	OSCILLOSCOPE	TDS3012B(100MHz)	TEKTRONIX	B012567	2002.3.19	4,500,000	1,927,511
45	M01037	OSCILLOSCOPE	TDS3012B(100MHz)	TEKTRONIX	B012668	2002.3.19	4,500,000	1,927,511
46	M01042	SPECTRUM ANALYZER	8596E	AGILENT	3513A00421	2002.4.4	23,900,000	10,598,469
47	M01042	SPECTRUM ANALYZER	8596E	AGILENT	3710A00890	2002.4.4	23,900,000	10,598,469
48	M01042	SPECTRUM ANALYZER	8596E	AGILENT	3649A00853	2002.4.4	23,900,000	10,598,469
49	M01048	MOBILE TESTER	WMT-4000	WILLTECH	1431730	2002.6.26	44,000,000	20,841,933
50	M01048	MOBILE TESTER	WMT-4000	WILLTECH	1431733	2002.6.26	44,000,000	20,841,933
51	M01048	MOBILE TESTER	WMT-4000	WILLTECH	1431735	2002.6.26	44,000,000	20,841,933
52	M01048	MOBILE TESTER	WMT-4000	WILLTECH	1431737	2002.6.26	44,000,000	20,841,933
53	M01048	MOBILE TESTER	WMT-4000	WILLTECH	1431748	2002.6.26	44,000,000	20,841,933
54	M01048	MOBILE TESTER	WMT-4000	WILLTECH	1480152	2002.6.26	44,000,000	20,841,933
55	M01048	MOBILE TESTER	WMT-4000	WILLTECH	1480155	2002.6.26	44,000,000	20,841,933
56	M01048	MOBILE TESTER	WMT-4000	WILLTECH	1480156	2002.6.26	44,000,000	20,841,933
57	M01048	MOBILE TESTER	WMT-4000	WILLTECH	1480165	2002.6.26	44,000,000	20,841,933
58	M01048	MOBILE TESTER	WMT-4000	WILLTECH	1480177	2002.6.26	44,000,000	20,841,933
59	M01048	MOBILE TESTER	WMT-4000	WILLTECH	2150521	2002.6.26	44,000,000	20,841,933
60	M01048	MOBILE TESTER	WMT-4000	WILLTECH	2150525	2002.6.26	44,000,000	20,841,933
61	M01048	MOBILE TESTER	WMT-4000	WILLTECH	2190075	2002.6.26	44,000,000	20,841,933
62	M01048	MOBILE TESTER	WMT-4000	WILLTECH	2190078	2002.6.26	44,000,000	20,841,933
63	M01048	MOBILE TESTER	WMT-4000	WILLTECH	2190079	2002.6.26	44,000,000	20,841,933
64	M01048	MOBILE TESTER	WMT-4000	WILLTECH	2190086	2002.6.26	44,000,000	20,841,933
65	M01048	MOBILE TESTER	WMT-4000	WILLTECH	2190077	2002.6.26	44,000,000	20,841,933
66	M01050	OSCILLOSCOPE	TDS3012B(100MHz)	TEKTRONIX	B011275	2002.6.26	4,400,000	2,084,195
67	M01050	OSCILLOSCOPE	TDS3012B(100MHz)	TEKTRONIX	B012709	2002.6.26	4,400,000	2,084,195
68	M01050	OSCILLOSCOPE	TDS3012B(100MHz)	TEKTRONIX	B012719	2002.6.26	4,400,000	2,084,195
69	M01116	SPECTRUM ANALYZER	8595E	AGILENT	3746A03157	2003.5.16	16,000,000	10,679,839
70	M01146	SPECTRUM ANALYZER	8595E	AGILENT	3624A02145	2003.8.31	21,750,000	15,953,488
71	M01146	SPECTRUM ANALYZER	8595E	AGILENT	3710A02577	2003.8.31	21,750,000	15,953,488
72	M01147	OSCILLOSCOPE	TDS2012(100MHz)	TEKTRONIX	C012711	2003.8.31	1,680,000	1,232,270

2 Page 1 Page

No	MANAGING NO	ITEM	DESCRIPTION	MANUFACTURER	SERIAL NO	DATE OF AGUISITION	HISTORY COST	SAVAGE VALUE
73	M01147	OSCILLOSCOPE	TDS2012(100MHz)	TEKTRONIX	C012714	2003.8.31	1,680,000	1,232,270
74	M01147	OSCILLOSCOPE	TDS2012(100MHz)	TEKTRONIX	C012713	2003.8.31	1,680,000	1,232,270
75	M01147	OSCILLOSCOPE	TDS2012(100MHz)	TEKTRONIX	C011142	2003.8.31	1,680,000	1,232,270
76	M01148	POWER SUPPLY	SPS-30-030	TOYOTECH	K03080061	2003.8.31	170,000	124,694
77	M01148	POWER SUPPLY	SPS-30-030	TOYOTECH	K03080062	2003.8.31	170,000	124,694
78	M01148	POWER SUPPLY	SPS-30-030	TOYOTECH	K03080063	2003.8.31	170,000	124,694
79	M01148	POWER SUPPLY	SPS-30-030	TOYOTECH	K03080064	2003.8.31	170,000	124,694
80	M01148	POWER SUPPLY	SPS-30-030	TOYOTECH	K03080065	2003.8.31	170,000	124,694
81	M01148	POWER SUPPLY	SPS-30-030	TOYOTECH	K03080067	2003.8.31	170,000	124,694
82	M01148	POWER SUPPLY	SPS-30-030	TOYOTECH	K03080068	2003.8.31	170,000	124,694
83	M01148	POWER SUPPLY	SPS-30-030	TOYOTECH	K03080070	2003.8.31	170,000	124,694
84	M01148	POWER SUPPLY	SPS-30-030	TOYOTECH	K03080071	2003.8.31	170,000	124,694
85	M01148	POWER SUPPLY	SPS-30-030	TOYOTECH	K03080072	2003.8.31	170,000	124,694
86	M01148	POWER SUPPLY	SPS-30-030	TOYOTECH	K03080073	2003.8.31	170,000	124,694
87	M01148	POWER SUPPLY	SPS-30-030	TOYOTECH	K03080074	2003.8.31	170,000	124,694
88	M01148	POWER SUPPLY	SPS-30-030	TOYOTECH	K03080076	2003.8.31	170,000	124,694
89	M01148	POWER SUPPLY	SPS-30-030	TOYOTECH	K03080078	2003.8.31	170,000	124,694
90	M01148	POWER SUPPLY	SPS-30-030	TOYOTECH	K03080080	2003.8.31	170,000	124,694
91	M01148	POWER SUPPLY	SPS-30-030	TOYOTECH	K03080081	2003.8.31	170,000	124,694
92	M01148	POWER SUPPLY	SPS-30-030	TOYOTECH	K03080083	2003.8.31	170,000	124,694
93	M01148	POWER SUPPLY	SPS-30-030	TOYOTECH	K03080084	2003.8.31	170,000	124,694
94	M01148	POWER SUPPLY	SPS-30-030	TOYOTECH	K03080086	2003.8.31	170,000	124,694
95	M01148	POWER SUPPLY	SPS-30-030	TOYOTECH	K03080087	2003.8.31	170,000	124,694
96	M01148	POWER SUPPLY	SPS-30-030	TOYOTECH	K03080089	2003.8.31	170,000	124,694
97	M01148	POWER SUPPLY	SPS-30-030	TOYOTECH	K03080090	2003.8.31	170,000	124,694
98	M01148	POWER SUPPLY	SPS-30-030	TOYOTECH	K03080091	2003.8.31	170,000	124,694
99	M01148	POWER SUPPLY	SPS-30-030	TOYOTECH	K03080092	2003.8.31	170,000	124,694
100	M01148	POWER SUPPLY	SPS-30-030	TOYOTECH	K03080093	2003.8.31	170,000	124,694
101	M01148	POWER SUPPLY	SPS-30-030	TOYOTECH	K03080094	2003.8.31	170,000	124,694
102		NOGIS	CD-30C	MITUTOMO	0073769	2002.5.20	300,000	141,591
103		NOGIS	CD-20CP	MITUTOMO	3416204	2004.4.12	150,000	150,000
104		DIGITAL Balance	ARB 120	OHAUS	D2741218300177	2002.5.20	380,000	179,348
105		DIGITAL Balance	HW-60KGV	? AND	H03-03594	2003.2.13	850,000	338,591
106		DIGITAL METER	DM-441B	EG	E0061797	2000.6.20	600,000	133,653
107		DIGITAL METER	DM-441B	EG	E0061798	2000.6.20	850,000	189,342
108		OSCILLOSCOPE	TDS3034(300MHz)	TEKTRONIX	B014430	2000.6.20	5,200,000	1,158,325
109		POWER SPLITTER	11667A	HP	50711	2000.7.31	200,000	44,551
110		POWER SPLITTER	11667A	HP	50713	2000.7.31	200,000	44,551
111		POWER SUPPLY	SAP-30-05	SYTECH	S01010293	2002.5.6	175,000	82,595
112		POWER SUPPLY	SDP-30-03/S03	TOYOTECH	K02110102	2003.8.20	170,000	116,790
113		POWER SUPPLY	SDP-30-03/S03	TOYOTECH	K02110103	2003.8.20	170,000	116,790
114		POWER SUPPLY	SDP-30-03/S03	TOYOTECH	K02110105	2003.8.20	170,000	116,790
115		POWER SUPPLY	SDP-30-03/S03	TOYOTECH	K02110106	2003.8.20	170,000	116,790
116		POWER SUPPLY	SDP-30-03/S03	TOYOTECH	K02110107	2003.8.20	170,000	116,790
117		POWER SUPPLY	SDP-30-03/S03	TOYOTECH	K02110108	2003.8.20	170,000	116,790
118		POWER SUPPLY	SDP-30-03/S03	TOYOTECH	K02110109	2003.8.20	170,000	116,790
119		POWER SUPPLY	SDP-30-03/S03	TOYOTECH	K02110110	2003.8.20	170,000	116,790
120		POWER SUPPLY	SDP-30-03/S03	TOYOTECH	K02110098	2003.8.20	170,000	116,790
121		POWER SUPPLY	SDP-30-03/S03	TOYOTECH	K02110099	2003.8.20	170,000	116,790
122		POWER SUPPLY	SDP-30-03/S03	TOYOTECH	K02110104	2003.8.20	170,000	116,790
123		POWER SUPPLY	SDP-30-03/S03	TOYOTECH	K02110100	2003.8.20	170,000	116,790
124		POWER SUPPLY	SDP-30-03/S03	TOYOTECH	K02110101	2003.8.20	170,000	116,790
125		POWER SUPPLY	SPS-30-030	SYTECH	S010001	2001.5.4	170,000	55,121
126		POWER SUPPLY	SPS-30-030	SYTECH	S010002	2001.5.4	170,000	55,121
127		POWER SUPPLY	SPS-30-030	SYTECH	S010003	2001.5.4	170,000	55,121
128		POWER SUPPLY	SPS-30-030	SYTECH	S010005	2001.5.4	170,000	55,121
129		POWER SUPPLY	SPS-30-030	SYTECH	S010006	2001.5.4	170,000	55,121
130		POWER SUPPLY	SPS-30-030	SYTECH	S010007	2001.5.4	170,000	55,121
131		POWER SUPPLY	SPS-30-030	SYTECH	S010009	2001.5.4	170,000	55,121
132		POWER SUPPLY	SPS-30-030	SYTECH	S01010298	2002.6.20	165,000	77,875
133		POWER SUPPLY	SPS-30-030	SYTECH	S01110209	2002.6.20	165,000	77,875
134		POWER SUPPLY	SPS-30-030	SYTECH	S01110210	2002.6.20	165,000	77,875
135		POWER SUPPLY	SPS-30-030	SYTECH	S01110220	2002.6.20	165,000	77,875
136		POWER SUPPLY	SPS-30-030	SYTECH	S01110222	2002.6.20	165,000	77,875
137		POWER SUPPLY	SPS-30-030	SYTECH	S01110224	2002.6.20	165,000	77,875
138		POWER SUPPLY	SPS-30-030	SYTECH	S01110225	2002.6.20	165,000	77,875
139		POWER SUPPLY	SPS-30-030	SYTECH	S01110227	2002.6.20	165,000	77,875
140		POWER SUPPLY	SPS-30-030	SYTECH	S01110229	2002.6.20	165,000	77,875
141		POWER SUPPLY	SPS-30-030	SYTECH	S01110272	2002.6.20	165,000	77,875
142		POWER SUPPLY	SPS-30-030	SYTECH	S020010	2001.5.4	170,000	55,121
143		POWER SUPPLY	SPS-30-030	SYTECH	S01110248	2002.6.20	165,000	77,875

No	MANAGING NO	ITEM	DESCRIPTION	MANUFACTURER	SERIAL NO	DATE OF AGUISITION	HISTORY COST	SAVAGE VALUE
144		POWER SUPPLY	SPS-30-030	SYTECH	S01110264	2002.6.20	165,000	77,875
145		POWER SUPPLY	SPS-30-030	SYTECH	S01110214	2002.6.20	165,000	77,875
146		POWER SUPPLY	SPS-30-030	SYTECH	S01110271	2002.6.20	165,000	77,875
147		POWER SUPPLY	SPS-30-030	SYTECH	S030011	2001.5.4	170,000	55,121
148		POWER SUPPLY	SPS-30-030	SYTECH	S030012	2001.5.4	170,000	55,121
149		POWER SUPPLY	SPS-30-030	SYTECH	S030013	2001.5.4	170,000	55,121
150		POWER SUPPLY	SPS-30-030	TOYOTECH	K02040033	2002.6.10	165,000	77,875
151		POWER SUPPLY	SPS-30-030	TOYOTECH	K02040034	2002.6.10	165,000	77,875
152		POWER SUPPLY	SPS-30-030	TOYOTECH	K02060001	2002.6.10	165,000	77,875
153		POWER SUPPLY	SPS-30-030	TOYOTECH	K02060002	2002.6.10	165,000	77,875
154		POWER SUPPLY	SPS-30-030	TOYOTECH	K02060004	2002.6.10	165,000	77,875
155		POWER SUPPLY	SPS-30-030	TOYOTECH	K02060005	2002.6.10	165,000	77,875
156		POWER SUPPLY	SPS-30-030	TOYOTECH	K02060006	2002.6.10	165,000	77,875
157		POWER SUPPLY	SPS-30-030	TOYOTECH	K02060007	2002.6.10	165,000	77,875
158		POWER SUPPLY	SPS-30-030	TOYOTECH	K02060008	2002.6.10	165,000	77,875
159		POWER SUPPLY	SPS-30-030	TOYOTECH	K02060010	2002.6.10	165,000	77,875
160		POWER SUPPLY	SPS-30-030	TOYOTECH	K02060012	2002.6.10	165,000	77,875
161		POWER SUPPLY	SPS-30-030	TOYOTECH	K02060013	2002.6.10	165,000	77,875
162		POWER SUPPLY	SPS-30-030	TOYOTECH	K02060014	2002.6.10	165,000	77,875
163		POWER SUPPLY	SPS-30-030	TOYOTECH	K02060015	2002.6.10	165,000	77,875
164		POWER SUPPLY	SPS-30-030	TOYOTECH	K02060016	2002.6.10	165,000	77,875
165		POWER SUPPLY	SPS-30-030	TOYOTECH	K02060017	2002.6.10	165,000	77,875
166		POWER SUPPLY	SPS-30-030	TOYOTECH	K02060018	2002.6.10	165,000	77,875
167		POWER SUPPLY	SPS-30-030	TOYOTECH	K02060019	2002.6.10	165,000	77,875
168		POWER SUPPLY	SPS-30-030	TOYOTECH	K02060020	2002.6.10	165,000	77,875
169		POWER SUPPLY	SPS-30-030	TOYOTECH	K02060023	2002.6.10	165,000	77,875
170		POWER SUPPLY	SPS-30-030	TOYOTECH	K02060024	2002.6.10	165,000	77,875
171		SOLDERING TESTER	192	HAKKO	1920900454	2002.5.20	790,000	372,856
172		SPECTRUM ANALYZER	8595E	AGILENT	3829A03775	2002.4.20	23,900,000	11,280,059
173		SPECTRUM ANALYZER	8595E	AGILENT	3911A04627	2003.8.31	43,500,000	29,884,500
174		SPECTRUM ANALYZER	8595E	AGILENT	3911A04628	2003.8.31	43,500,000	29,884,500
175		TORQUE METER	ADT-50	NTTONIC	5078	2001.3.10	1,500,000	486,364

2 Page of 2Page

LIST COMPUTER EQUIPMENT

No	MANAGING NO	DESCRIPTION	SERIAL NO	DATE OF AGUISITION	HISTORY COST	SAVAGE VALUE
1	PPED030821	TG DREAMSYS OFFICE VC(CELERON)	50065-783-00021	03. 8. 22	940,000	591,221
2	PPED000616	TG DREAMSYS OFFICE P/01	50019-488-00004	00. 6. 5	1,656,000	280,319
3	PPED020307	TG DREAMSYS OFFICE H/D(CELERON)	50048-537-00007	02. 3. 21	970,000	304,866
4	PPED020309	TG DREAMSYS OFFICE H/D(CELERON)	50048-537-00009	02. 3. 21	970,000	304,866
5	PPED020701	TG DREAMSYS OFFICE BC(CELERON)	50053-098-00001	02. 7. 26	1,000,000	358,657
6	PPED020702	TG DREAMSYS OFFICE BC(CELERON)	50053-098-00002	02. 7. 26	1,000,000	358,657
7	PPED030256	TG DREAMSYS OFFICE IC	50060-155-00003	03. 2. 20	1,132,500	514,505
8	PPED030255	TG DREAMSYS OFFICE IC	50060-155-00002	03. 2. 20	1,132,500	514,505
9	PPED030508	TG DREAMSYS OFFICE GC	50063-354-00001	03. 5. 23	1,320,000	714,958
10	PPED030511	TG DREAMSYS OFFICE VC(CELERON)	50063-497-00003	03. 5. 26	1,320,000	714,958
11	PPED030802	TG DREAMSYS OFFICE VC(CELERON)	50065-783-00002	03. 8. 22	940,000	591,221
12	PPED030807	TG DREAMSYS OFFICE VC(CELERON)	50065-783-00007	03. 8. 22	940,000	591,221
13	PPED000609	TG DREAMSYS OFFICE P/01	50019-489-00002	00. 6. 5	1,656,000	280,319
14	PPED010802	TG DREAMSYS OFFICE P/01(CELERON)	50037-036-00002	01. 8. 20	1,015,000	250,094
15	PPED020401	TG DREAMSYS OFFICE H/D(CELERON)	50046-803-00001	02. 4. 25	990,000	322,131
16	PPED030254	TG DREAMSYS OFFICE IC	50060-155-00001	03. 2. 20	1,132,500	514,505
17	PPED000809	TG DREAMSYS OFFICE NA/D	50022-668-00004	00. 8. 21	1,468,667	248,608
18	PPED010805	TG DREAMSYS OFFICE P/01(CELERON)	50039-721-00001	01. 8. 24	1,015,000	250,094
19	PPED020305	TG DREAMSYS OFFICE H/D(CELERON)	50048-537-00005	02. 3. 21	970,000	304,866
20	PPED020312	TG DREAMSYS OFFICE H/D(CELERON)	50048-537-00012	02. 3. 21	970,000	304,866
21	PPED030816	TG DREAMSYS OFFICE VC(CELERON)	50065-783-00016	03. 8. 22	940,000	591,221
22	PPED000624	TG DREAMSYS OFFICE P/01	50019-489-00006	00. 6. 5	1,656,000	280,319
23	PPED000618	TG DREAMSYS OFFICE P/01	50019-488-00001	00. 6. 5	1,656,000	280,319
24	PPED000614	TG DREAMSYS OFFICE P/01	50019-489-00014	00. 6. 5	1,656,000	280,319
25	PPED000625	TG DREAMSYS OFFICE P/01	50019-489-00003	00. 6. 5	1,656,000	280,319
26	PPED000602	TG DREAMSYS OFFICE P/01	50019-488-00019	00. 6. 5	1,656,000	280,319
27	PPED000612	TG DREAMSYS OFFICE P/01	50019-489-00012	00. 6. 5	1,656,000	280,319
28	PPED000623	TG DREAMSYS OFFICE P/01	50019-489-00013	00. 6. 5	1,656,000	280,319
29	PPED000608	TG DREAMSYS OFFICE P/01	50019-489-00011	00. 6. 5	1,656,000	280,319
30	PPED000620	TG DREAMSYS OFFICE P/01	50019-489-00001	00. 6. 5	1,656,000	280,319
31	PPED000604	TG DREAMSYS OFFICE P/01	50019-488-00014	00. 6. 5	1,656,000	280,319
32	PPED000610	TG DREAMSYS OFFICE P/01	50019-489-00005	00. 6. 5	1,656,000	280,319
33	PPED000615	TG DREAMSYS OFFICE P/01	50019-489-00008	00. 6. 5	1,656,000	280,319
34	PPED000601	TG DREAMSYS OFFICE P/01	50019-488-00011	00. 6. 5	1,656,000	280,319
35	PPED000611	TG DREAMSYS OFFICE P/01	50019-489-00007	00. 6. 5	1,656,000	280,319
36	PPED000621	TG DREAMSYS OFFICE P/01	50019-489-00004	00. 6. 5	1,656,000	280,319
37	PPED000816	TG DREAMSYS OFFICE P/01	50022-668-00002	00. 8. 21	1,468,667	248,608
38	PPED000803	TG DREAMSYS OFFICE NA/D	50022-667-00005	00. 8. 21	1,468,667	248,608
39	PPED000811	TG DREAMSYS OFFICE NA/D	50022-668-00009	00. 8. 21	1,468,667	248,608
40	PPED000814	TG DREAMSYS OFFICE NA/D	50022-668-00003	00. 8. 21	1,468,667	248,608
41	PPED000815	TG DREAMSYS OFFICE P/01	50022-668-00006	00. 8. 21	1,468,667	248,608
42	PPED000813	TG DREAMSYS OFFICE NA/D	50022-668-00007	00. 8. 21	1,468,667	248,608
43	PPED000812	TG DREAMSYS OFFICE NA/D	50022-668-00005	00. 8. 21	1,468,667	248,608
44	PPED010801	TG DREAMSYS OFFICE P/01(CELERON)	50037-036-00001	01. 8. 20	1,015,000	250,094
45	PPED010804	TG DREAMSYS OFFICE P/01(CELERON)	50037-036-00004	01. 8. 20	1,015,000	250,094
46	PPED010803	TG DREAMSYS OFFICE P/01(CELERON)	50037-036-00003	01. 8. 20	1,015,000	250,094
47	PPED010806	TG DREAMSYS OFFICE P/01(CELERON)	50039-721-00002	01. 8. 24	1,015,000	250,094
48	PPED010807	TG DREAMSYS OFFICE P/01(CELERON)	50039-721-00003	01. 8. 24	1,015,000	250,094
49	PPED020308	TG DREAMSYS OFFICE H/D(CELERON)	50048-537-00008	02. 3. 21	970,000	304,866
50	PPED020315	TG DREAMSYS OFFICE H/D(CELERON)	50048-537-00015	02. 3. 21	970,000	304,866
51	PPED020301	TG DREAMSYS OFFICE H/D(CELERON)	50048-537-00001	02. 3. 21	970,000	304,866
52	PPED020310	TG DREAMSYS OFFICE H/D(CELERON)	50048-537-00010	02. 3. 21	970,000	304,866
53	PPED020311	TG DREAMSYS OFFICE H/D(CELERON)	50048-537-00011	02. 3. 21	970,000	304,866
54	PPED020303	TG DREAMSYS OFFICE H/D(CELERON)	50048-537-00003	02. 3. 21	970,000	304,866
55	PPED020314	TG DREAMSYS OFFICE H/D(CELERON)	50048-537-00014	02. 3. 21	970,000	304,866
56	PPED020316	TG DREAMSYS OFFICE H/D(CELERON)	50048-537-00016	02. 3. 21	970,000	304,866
57	PPED020405	TG DREAMSYS OFFICE H/D(CELERON)	50046-803-00016	02. 4. 25	990,000	322,131
58	PPED020404	TG DREAMSYS OFFICE H/D(CELERON)	50046-803-00015	02. 4. 25	990,000	322,131
59	PPED020608	TG DREAMSYS OFFICE H/D(CELERON)	50051-475-00008	02. 6. 3	990,000	333,111
60	PPED020612	TG DREAMSYS OFFICE H/D(CELERON)	50051-475-00012	02. 6. 3	990,000	333,111
61	PPED020604	TG DREAMSYS OFFICE H/D(CELERON)	50051-475-00004	02. 6. 3	990,000	333,111
62	PPED020603	TG DREAMSYS OFFICE H/D(CELERON)	50051-475-00003	02. 6. 3	990,000	333,111

3 Page of 1Page

LIST COMPUTER EQUIPMENT

No	MANAGING NO	DESCRIPTION	SERIAL NO	DATE OF AGUISITION	HISTORY COST	SAVAGE VALUE
63	PPED020602	TG DREAMSYS OFFICE H/D(CELERON)	50051-475-00002	02. 6. 3	990,000	333,111
64	PPED020610	TG DREAMSYS OFFICE H/D(CELERON)	50051-475-00010	02. 6. 3	990,000	333,111
65	PPED020607	TG DREAMSYS OFFICE H/D(CELERON)	50051-475-00007	02. 6. 3	990,000	333,111
66	PPED020613	TG DREAMSYS OFFICE H/D(CELERON)	50051-475-00013	02. 6. 3	990,000	333,111
67	PPED020606	TG DREAMSYS OFFICE H/D(CELERON)	50051-475-00006	02. 6. 3	990,000	333,111
68	PPED021106	TG DREAMSYS OFFICE BC(CELERON)	50056-654-00005	02. 11. 11	974,000	392,541
69	PPED021110	TG DREAMSYS OFFICE BC(CELERON)	50056-654-00009	02. 11. 11	974,000	392,541
70	PPED021113	TG DREAMSYS OFFICE BC(CELERON)	50056-654-00012	02. 11. 11	974,000	392,541
71	PPED021105	TG DREAMSYS OFFICE BC(CELERON)	50056-654-00004	02. 11. 11	974,000	392,541
72	PPED021103	TG DREAMSYS OFFICE BC(CELERON)	50056-654-00002	02. 11. 11	974,000	392,541
73	PPED021109	TG DREAMSYS OFFICE BC(CELERON)	50056-654-00008	02. 11. 11	974,000	392,541
74	PPED021108	TG DREAMSYS OFFICE BC(CELERON)	50056-654-00007	02. 11. 11	974,000	392,541
75	PPED021102	TG DREAMSYS OFFICE BC(CELERON)	50056-654-00001	02. 11. 11	974,000	392,541
76	PPED021112	TG DREAMSYS OFFICE BC(CELERON)	50056-654-00011	02. 11. 11	974,000	392,541
77	PPED021114	TG DREAMSYS OFFICE BC(CELERON)	50056-654-00013	02. 11. 11	974,000	392,541
78	PPED030101	TG DREAMSYS OFFICE IC	50059-116-00001	03. 1. 17	1,010,000	429,453
79	PPED030509	TG DREAMSYS OFFICE VC(CELERON)	50063-497-00001	03. 5. 26	1,320,000	714,958
80	PPED030806	TG DREAMSYS OFFICE VC(CELERON)	50065-783-00006	03. 8. 22	940,000	591,221
81	PPED030810	TG DREAMSYS OFFICE VC(CELERON)	50065-783-00010	03. 8. 22	940,000	591,221
82	PPED030822	TG DREAMSYS OFFICE VC(CELERON)	50065-783-00022	03. 8. 22	940,000	591,221
83	PPED030825	TG DREAMSYS OFFICE VC(CELERON)	50065-783-00025	03. 8. 22	940,000	591,221
84	PPED030803	TG DREAMSYS OFFICE VC(CELERON)	50065-783-00003	03. 8. 22	940,000	591,221
85	PPED030820	TG DREAMSYS OFFICE VC(CELERON)	50065-783-00020	03. 8. 22	940,000	591,221
86	PPED030805	TG DREAMSYS OFFICE VC(CELERON)	50065-783-00005	03. 8. 22	940,000	591,221
87	PPED030811	TG DREAMSYS OFFICE VC(CELERON)	50065-783-00011	03. 8. 22	940,000	591,221
88	PPED030812	TG DREAMSYS OFFICE VC(CELERON)	50065-783-00012	03. 8. 22	940,000	591,221
89	PPED030817	TG DREAMSYS OFFICE VC(CELERON)	50065-783-00017	03. 8. 22	940,000	591,221
90	PPED030804	TG DREAMSYS OFFICE VC(CELERON)	50065-783-00004	03. 8. 22	940,000	591,221
91	PPED030813	TG DREAMSYS OFFICE VC(CELERON)	50065-783-00013	03. 8. 22	940,000	591,221
92	PPED030818	TG DREAMSYS OFFICE VC(CELERON)	50065-783-00018	03. 8. 22	940,000	591,221
93	PPED030809	TG DREAMSYS OFFICE VC(CELERON)	50065-783-00009	03. 8. 22	940,000	591,221
94	PPED030830	TG DREAMSYS OFFICE VC(CELERON)	50065-783-00030	03. 8. 22	940,000	591,221
95	PPED030831	TG DREAMSYS OFFICE VC(CELERON)	50065-783-00031	03. 8. 22	940,000	591,221
96	PPED030801	TG DREAMSYS OFFICE VC(CELERON)	50065-783-00001	03. 8. 22	940,000	591,221
97	PPED030828	TG DREAMSYS OFFICE VC(CELERON)	50065-783-00028	03. 8. 22	940,000	591,221
98	PPED030827	TG DREAMSYS OFFICE VC(CELERON)	50065-783-00027	03. 8. 22	940,000	591,221
99	PPED000607	TG DREAMSYS OFFICE P/01	50019-489-00010	00. 6. 5	1,656,000	280,319
100	PPED000606	TG DREAMSYS OFFICE P/01	50019-488-00018	00. 6. 5	1,656,000	280,319
101	PPED000619	TG DREAMSYS OFFICE P/01	50019-488-00010	00. 6. 5	1,656,000	280,319
102	PPED000801	(Laptop) DREAM BOOK(S)	50020-455-00071	00. 8. 1	1,770,000	299,618
103	PPED000817	TG DREAMSYS OFFICE NA/D	50022-667-00004	00. 8. 21	1,468,667	248,608
104	PPED000810	TG DREAMSYS OFFICE NA/D	50022-667-00006	00. 8. 21	1,468,667	248,608
105	PPED000805	TG DREAMSYS OFFICE NA/D	50022-667-00007	00. 8. 21	1,468,667	248,608
106	PPED020403	TG DREAMSYS OFFICE H/D(CELERON)	50046-803-00006	02. 4. 25	990,000	322,131
107	PPED020705	TG DREAMSYS OFFICE LC	50053-184-00001	02. 7. 26	1,000,000	358,657
108	PPED020703	TG DREAMSYS OFFICE BC(CELERON)	50053-098-00003	02. 7. 26	1,000,000	358,657
109	PPED020704	TG DREAMSYS OFFICE BC(CELERON)	50053-098-00004	02. 7. 26	1,000,000	358,657
110	PPED021111	TG DREAMSYS OFFICE BC(CELERON)	50056-654-00010	02. 11. 11	974,000	392,541
111	PPED030510	TG DREAMSYS OFFICE VC(CELERON)	50063-497-00002	03. 5. 26	1,320,000	714,958
112	PPED030824	TG DREAMSYS OFFICE VC(CELERON)	50065-783-00024	03. 8. 22	940,000	591,221
113	PPED030814	TG DREAMSYS OFFICE VC(CELERON)	50065-783-00014	03. 8. 22	940,000	591,221
114	PPED000603	TG DREAMSYS OFFICE P/01	50019-488-00016	00. 6. 5	1,656,000	280,319
115	PPED000613	TG DREAMSYS OFFICE P/01	50019-489-00015	00. 6. 5	1,656,000	280,319
116	PPED000617	TG DREAMSYS OFFICE P/01	50019-488-00012	00. 6. 5	1,656,000	280,319
117	PPED000622	TG DREAMSYS OFFICE P/01	50019-489-00009	00. 6. 5	1,656,000	280,319
118	PPED000802	(Laptop) DREAM BOOK(S)	50020-455-00076	00. 8. 1	1,700,000	287,769
119	PPED020302	TG DREAMSYS OFFICE H/D(CELERON)	50048-537-00002	02. 3. 21	970,000	304,866
120	PPED020304	TG DREAMSYS OFFICE H/D(CELERON)	50048-537-00004	02. 3. 21	970,000	304,866
121	PPED020306	TG DREAMSYS OFFICE H/D(CELERON)	50048-537-00006	02. 3. 21	970,000	304,866
122	PPED020313	TG DREAMSYS OFFICE H/D(CELERON)	50048-537-00013	02. 3. 21	970,000	304,866
123	PPED020402	TG DREAMSYS OFFICE H/D(CELERON)	50046-803-00003	02. 4. 25	990,000	322,131
124	PPED020615	TG DREAMSYS OFFICE H/D(CELERON)	50051-475-00015	02. 6. 3	990,000	333,111

3 Page of 2 Page

LIST COMPUTER EQUIPMENT

No	MANAGING NO	DESCRIPTION	SERIAL NO	DATE OF AGUISITION	HISTORY COST	SAVAGE VALUE
125	PPED020601	TG DREAMSYS OFFICE H/D(CELERON)	50051-475-00001	02. 6. 3	990,000	333,111
126	PPED020614	TG DREAMSYS OFFICE H/D(CELERON)	50051-475-00014	02. 6. 3	990,000	333,111
127	PPED030102	TG DREAMSYS OFFICE IC	50059-116-00002	03. 1. 17	1,010,000	429,453
128	PPED030257	TG DREAMSYS OFFICE GJ	50060-161-00001	03. 2. 20	1,132,500	514,505
129	PPED030815	TG DREAMSYS OFFICE VC(CELERON)	50065-783-00015	03. 8. 22	940,000	591,221
130	PPED030826	TG DREAMSYS OFFICE VC(CELERON)	50065-783-00026	03. 8. 22	940,000	591,221
131	PPED030823	TG DREAMSYS OFFICE VC(CELERON)	50065-783-00023	03. 8. 22	940,000	591,221
132	PPED030819	TG DREAMSYS OFFICE VC(CELERON)	50065-783-00019	03. 8. 22	940,000	591,221
133	PPED030829	TG DREAMSYS OFFICE VC(CELERON)	50065-783-00029	03. 8. 22	940,000	591,221
134	CMED000801	SSII DS HUB500 24 3C16611	0800/KZBS2BE7744	00. 8. 22	1,750,000	296,232
135	CMED000802	SSII DS HUB500 24 3C16611	0800/KZBS2BE6DE6	00. 8. 22	1,750,000	296,232
136	CMED000804	SSII DS HUB500 12 3C16610	0801/KZAS4D6D7CA	00. 8. 22	1,750,000	296,232
137	PLED000901	HP LJ 5000Le(C4110A)	SGQ3025211	00. 9. 22	1,650,000	279,307

3 Page of 3 Page

LIST General EQUIPMENT

No	MANAGING NO	ITEM	DESCRIPTION	MANUFACTURER	SERIAL NO	Quantity	HISTORY COST	SAVAGE VALUE
1	J02384	UPS	UPS-600	SAMPUNG SYSTEM	0353	1	5,300,000	1,325,000
2	J02385	SHIELD ROOM		DAE TUNG	1-3	3	5,000,000	1,250,000
3	J02409	RESOLDER	850B	HAKKO	8500004462	1	1,075,000	268,750
4	J02468	DDC-5000 FOLDER Testing JIG			1-6	6	2,850,000	712,500
5	J02469	DDC-5000 KEY PAD Testing JIG			1-2	2	2,200,000	550,000
6	J02504	Equipment storage Die			1-2	2	850,000	323,715
7	J02505	Equipment Table			1-4	4	700,000	266,587
8	J02506	Equipment Table			1-3	3	700,000	266,587
9	J02524	SHIELD BOX		KOREA SHIELD	1-9	9	1,700,000	425,000
10	J02575	Muti-level Die	700*800*10?	CHANG DUCK	1-10	10	340,000	85,000
11	J02581	REPAIR DIE		Jinyoung FA	1-4	4	380,000	95,000
12	J02582	REPAIR TABLE		Jinyoung FA	1-4	4	350,000	87,500
13	J02583	CAL DIE		Jinyoung FA	1-9	9	380,000	95,000
14	J02584	SUB- DIE		Jinyoung FA	1-45	45	68,889	17,222
15	J02585	GP-IB Card	183617G-01	NATIONAL	1047454	1	905,000	226,250
16	J02585	GP-IB Card	183617G-01	NATIONAL	1048938	1	905,000	226,250
17	J02585	GP-IB Card	183617G-01	NATIONAL	1048999	1	905,000	226,250
18	J02585	GP-IB Card	183617G-01	NATIONAL	100AE3D	1	905,000	226,250
19	J02585	GP-IB Card	183617G-01	NATIONAL	100AF92	1	905,000	226,250
20	J02585	GP-IB Card	183617G-01	NATIONAL	100B025	1	905,000	226,250
21	J02585	GP-IB Card	183617G-01	NATIONAL	100B0D4	1	905,000	226,250
22	J02585	GP-IB Card	183617G-01	NATIONAL	100B0E4	1	905,000	226,250
23	J02585	GP-IB Card	183617G-01	NATIONAL	100B105	1	905,000	226,250
24	J02585	GP-IB Card	183617G-01	NATIONAL	10454C6	1	905,000	226,250
25	J02585	GP-IB Card	183617G-01	NATIONAL	10454C7	1	905,000	226,250
26	J02585	GP-IB Card	183617G-01	NATIONAL	10473B3	1	905,000	226,250
27	J02585	GP-IB Card	183617G-01	NATIONAL	104743A	1	905,000	226,250
28	J02585	GP-IB Card	183617G-01	NATIONAL	104743E	1	905,000	226,250
29	J02585	GP-IB Card	183617G-01	NATIONAL	10474AC	1	905,000	226,250
30	J02585	GP-IB Card	183617G-01	NATIONAL	10474AF	1	905,000	226,250
31	J02585	GP-IB Card	183617G-01	NATIONAL	10474B0	1	905,000	226,250
32	J02585	GP-IB Card	183617G-01	NATIONAL	104751A	1	905,000	226,250
33	J02585	GP-IB Card	183617G-01	NATIONAL	104899A	1	905,000	226,250
34	J02585	GP-IB Card	183617G-01	NATIONAL	1048AF3	1	905,000	226,250
35	J02585	GP-IB Card	183617G-01	NATIONAL	1048AF6	1	905,000	226,250
36	J02585	GP-IB Card	183617G-01	NATIONAL	1048B02	1	905,000	226,250
37	J02585	GP-IB Card	183617G-01	NATIONAL	1048B1B	1	905,000	226,250
38	J02585	GP-IB Card	183617G-01	NATIONAL	10499F7	1	905,000	226,250
39	J02585	GP-IB Card	183617G-01	NATIONAL	1049AC6	1	905,000	226,250
40	J02585	GP-IB Card	183617G-01	NATIONAL	1049BEC	1	905,000	226,250
41	J02585	GP-IB Card	183617G-01	NATIONAL	1049DF3	1	905,000	226,250
42	J02586	Muti-level Die	700*800*10	CHANG DUCK	1-30	30	340,000	25,000
43	J02587	POWER Driver	CL3000	HIOS	000476P	1	380,000	95,000
44	J02587	POWER Driver	CL3000	HIOS	102067P	1	380,000	95,000
45	J02587	POWER Driver	CL3000	HIOS	102069P	1	380,000	95,000
46	J02587	POWER Driver	CL3000	HIOS	102072P	1	380,000	95,000
47	J02587	POWER Driver	CL3000	HIOS	102395P	1	380,000	95,000
48	J02587	POWER Driver	CL3000	HIOS	102398P	1	380,000	95,000
49	J02587	POWER Driver	CL3000	HIOS	201100P	1	380,000	95,000
50	J02587	POWER Driver	CL3000	HIOS	201101P	1	380,000	95,000
51	J02588	RESOLDER	850B	HAKKO	8500005847	1	930,000	232,500
52	J02588	RESOLDER	850B	HAKKO	8500005867	1	930,000	232,500
53	J02588	RESOLDER	850B	HAKKO	8500200638	1	930,000	232,500
54	M00954	COVER		Jinyoung FA	1-18	18	2,555,556	638,889
55	M00956	CHAMBER		NATIONAL	1	1	12,400,000	3,100,000
56	M00959	LABEL PRINTER	Z6000	ZEBRA	3019484	1	5,500,000	1,375,000
57	M00965	ROM WRITER	MULTISYTE QUAD	DATA I/O	1	1	13,614,129	3,403,532
58	M00991	DROP TESTER		?	1	1	3,200,000	800,000
59	M00992	WRAPPING MACHINE	HD-2415(hand- operated)	HANDONG SYSTEM	1	1	7,000,000	1,914,493
60	M01003	ROM WRITE SOCKET ADAPTOR	S2005 BGA64		1-2	2	2,086,263	700,573
61	M01004	ROM WRITE SOCKET ADAPTOR	S271 TSOP48		1	1	1,436,936	482,528
62	M01005	ROM WRITE SOCKET ADAPTOR	S271 TSOP48		1-3	3	1,379,003	463,074
63	M01039	SHIELD BOX		KOREA SHIELD	1-10	10	1,700,000	425,000
64	M01041	ROM WRITE SOCKET ADAPTOR	S290 CSP72		1-4	4	1,401,829	600,454
65	M01049	UNDERFILL HEATER		CHANG DUCK	1-2	2	1,950,000	487,500
66	M01051	Carrying Car			1	1	18,600,000	4,650,000
67	M01052	SHIELD ROOM		KOREA SHIELD	1-2	2	5,300,000	1,325,000
68	M01053	SHIELD BOX		KOREA SHIELD	1-13	13	1,700,000	425,000
69	M01054	SHIELD BOX(hand-operated)		KOREA SHIELD	1	1	1,500,000	375,000
70	M01055	conver		JINYOUNG FA	1-10	10	1,500,000	375,000
71	M01057	IC PROGRAM SOCKET ADATOR	S2022TSOP?52		1-4	4	1,727,403	818,238
72	M01073	ROM WRITER	1940	MINATO	1940DI0764	1	18,056,258	4,514,065
73	M01075	SHIELD ROOM		KOREA SHIELD	1	1	5,300,000	1,325,000
74	M01088	GEMXPLORE	UIM CARD WRITER	GEMPLUS	1	1	4,969,125	2,579,106

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75	M01113	ESD ELIMINATION	01-00013A	NOISEKN	ESS02X1163	1	19,500,000	4,875,000
76	M01129	DUST CLEANING UNIT			1-2	2	1,700,000	1,246,941
77	M01135	UV WEATHERING TESTER		GYLE ENG	KRAC08093-4 CH-2	1	10,000,000	2,500,000
78	M01136	Salt water TESTER	SALT SPRAY TESTER		1	1	1,000,000	250,000
79	M01137	COVER OPEN & CLOSE TESTER		GYLE ENG	1	1	3,000,000	750,000
80	M01138	KEY pressure TESTER			1	1	4,000,000	1,000,000
81	M01139	EAR POHONE & CARKIT TESTER		GYLE ENG	1	1	2,000,000	500,000
82	M01140	ANTENNA TESTER		GYLE ENG	1	1	2,000,000	500,000
83	M01142	SHIELD ROOM		STANDARD	1	1	2,050,000	512,500
84	M01143	SHIELD ROOM		STANDARD	1	1	3,400,000	850,000
85	M01151	UNDERFILL HEATER		CHANG DUCK	1	1	1,800,000	450,000
86	M01154	BARCODE LEADER	LS4000I	SYMBOL	MG4YUK	1	1,100,000	275,000
87	M01166	THERMAL SHOCK CHAMBER	ES-106LS	HITACHI	U5539118	1	63,000,000	15,750,000
88		? TESTER		Daesung Eng	1	1	500,000	125,000
89		Muti-level Die	700*800*10?	CHANG DUCK	1-30	30	340,000	85,000
90		SUB- DIE		JINYOUNG FA	1-21	2	100,000	25,000
91		SUB- DIE		JINYOUNG FA	1 5	5	100,000	25,000
92		SUB- DIE		JINYOUNG FA	1-2	2	100,000	25,000
93		REPAIR DIE		JINYOUNG FA	1-8	8	730,000	182,500
94		Oil pressure Dacha		CHANG DUCK	1-4	4	390,000	97,500
95		POWER Driver	CL3000	HIOS	201107P	1	380,000	95,000
96		POWER Driver	CL3000	HIOS	201108P	1	380,000	95,000
97		POWER Driver	CL3000	HIOS	201109P	1	380,000	95,000
98		POWER Driver	CL3000	HIOS	203941P	1	380,000	95,000
99		POWER Driver	CL3000	HIOS	203942P	1	380,000	95,000
100		POWER Driver	CL3000	HIOS	203944P	1	380,000	95,000
101		POWER Driver	CL3000	HIOS	303080P	1	380,000	95,000
102		POWER Driver	M300	SAHAN	1-25	25	190,000	47,500
103		POWER DriLL	PSR7.2VES	BOSCH	1	1	150,000	37,500
104		CHAMBER	KR-1005	GYLE Eng	1	1	8,000,000	2,000,000
105		AMPLIFIER	SNR319	WALD MANN	1	1	650,000	162,500
106		AMPLIFIER	SNR319	WALD MANN	1-3	3	650,000	162,500
107		AMPLIFIER	SNR319	WALD MANN	1-4	4	650,000	162,500
108		BARCODE LEADER	LS4000I	SYMBOL	1	1	650,000	162,500
109		BARCODE LEADER	LS4000I	SYMBOL	1-3	1	650,000	162,500
110		BARCODE LEADER	LS4000I	SYMBOL	MG4U0G	1	650,000	162,500
111		CAL DIE		JINYOUNG FA	1-27	27	380,000	95,000
112		CAL DIE		JINYOUNG FA	1	1	380,000	95,000
113		CAL DIE		JINYOUNG FA	1-2	2	380,000	95,000
114		DISPENSER	TAD-200S	BAN SEOK	203309	1	1,100,000	275,000
115		DISPENSER	TAD-200S	BAN SEOK	203311	1	1,100,000	275,000
116		DISPENSER	TAD-200S	BAN SEOK	205287	1	1,100,000	275,000
117		GP-IB Card	183617G-01	NATIONAL	104C7D0	1	885,000	221,250
118		GP-IB Card	183617G-01	NATIONAL	1050AAA	1	885,000	221,250
119		GP-IB Card	183617G-01	NATIONAL	1050AB1	1	885,000	221,250
120		GP-IB Card	183617G-01	NATIONAL	1050AB8	1	885,000	221,250
121		GP-IB Card	183617G-01	NATIONAL	1050CCA	1	885,000	221,250
122		GP-IB Card	183617G-01	NATIONAL	105435E	1	885,000	221,250
123		GP-IB Card	183617G-01	NATIONAL	B2DC7F	1	885,000	221,250
124		GP-IB Card	183617G-01	NATIONAL	B2E39A	1	885,000	221,250
125		GP-IB Card	183617G-01	NATIONAL	B2E720	1	885,000	221,250
126		GP-IB Card	183617G-01	NATIONAL	B2E73C	1	885,000	221,250
127		GP-IB Card	183617G-01	NATIONAL	B305E7	1	885,000	221,250
128		GP-IB Card	183617G-01	NATIONAL	B3068A	1	885,000	221,250
129		GP-IB Card	183617G-01	NATIONAL	B307BA	1	885,000	221,250
130		GP-IB Card	183617G-01	NATIONAL	B308C1	1	885,000	221,250
131		GP-IB Card	183617G-01	NATIONAL	B30D55	1	885,000	221,250
132		GP-IB Card	183617G-01	NATIONAL	B341CC	1	885,000	221,250
133		GP-IB Card	183617G-01	NATIONAL	BE234F	1	885,000	221,250
134		GP-IB Card	183617G-01	NATIONAL	BE2473	1	885,000	221,250
135		GP-IB Card	183617G-01	NATIONAL	BE4A69	1	885,000	221,250
136		GP-IB Card	183617G-01	NATIONAL	BE4A78	1	885,000	221,250
137		GP-IB Card	183617J-01	NATIONAL	BF0B2D	1	885,000	221,250
138		GP-IB Card	82350A	HP	00320036	1	750,000	187,500
139		GP-IB Card	82350A	HP	00320260	1	750,000	187,500
140		GP-IB Card	82350A	HP	00320336	1	750,000	187,500
141		GP-IB Card	82350A	HP	00320389	1	750,000	187,500
142		GP-IB Card	82350A	HP	00320391	1	750,000	187,500
143		GP-IB Card	82350A	HP	00320415	1	750,000	187,500
144		GP-IB Card	82350A	HP	00320416	1	750,000	187,500
145		GP-IB Card	82350A	HP	00320441	1	750,000	187,500
146		GP-IB Card	82350A	HP	00320450	1	750,000	187,500
147		GP-IB Card	82350A	HP	00320452	1	750,000	187,500
148		GP-IB Card	82350A	HP	00320470	1	750,000	187,500
149		GP-IB Card	82350A	HP	00320473	1	750,000	187,500
150		GP-IB Card	82350A	HP	00320718	1	750,000	187,500
151		GP-IB Card	82350A	HP	00320721	1	750,000	187,500

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152	IRON	928	HAKKO	9280000797	1	160,000	40,000
153	IRON	928	HAKKO	9280001003	1	160,000	40,000
154	IRON	928	HAKKO	9280001223	1	160,000	40,000
155	IRON	928	HAKKO	9280001225	1	160,000	40,000
156	IRON	936	HAKKO	9341219773	1	145,000	36,250
157	IRON	936	HAKKO	9361020885	1	145,000	36,250
158	IRON	936	HAKKO	9361020886	1	145,000	36,250
159	IRON	936	HAKKO	9361020887	1	145,000	36,250
160	IRON	936	HAKKO	9361020888	1	145,000	36,250
161	IRON	936	HAKKO	9361020889	1	145,000	36,250
162	IRON	936	HAKKO	9361020890	1	145,000	36,250
163	IRON	936	HAKKO	9361020947	1	145,000	36,250
164	IRON	936	HAKKO	9361020948	1	145,000	36,250
165	IRON	936	HAKKO	9361032897	1	145,000	36,250
166	IRON	936	HAKKO	9361032898	1	145,000	36,250
167	IRON	936	HAKKO	9361032900	1	145,000	36,250
168	IRON	936	HAKKO	9361032901	1	145,000	36,250
169	IRON	936	HAKKO	9361032902	1	145,000	36,250
170	IRON	936	HAKKO	9361201395	1	145,000	36,250
171	IRON	936	HAKKO	9361201398	1	145,000	36,250
172	IRON	936	HAKKO	9361202384	1	145,000	36,250
173	IRON	936	HAKKO	9361202387	1	145,000	36,250
174	IRON	936	HAKKO	9361219774	1	145,000	36,250
175	IRON	936	HAKKO	9361219775	1	145,000	36,250
176	IRON	936	HAKKO	9361219776	1	145,000	36,250
177	IRON	936	HAKKO	9361219777	1	145,000	36,250
178	IRON	936	HAKKO	9361219778	1	145,000	36,250
179	IRON	936	HAKKO	9361234758	1	145,000	36,250
180	IRON	936	HAKKO	9361234759	1	145,000	36,250
181	IRON	936	HAKKO	9361234760	1	145,000	36,250
182	IRON	936	HAKKO	9361234761	1	145,000	36,250
183	IRON	936	HAKKO	9361234762	1	145,000	36,250
184	IRON	936	HAKKO	936103017717	1	145,000	36,250
185	IRON	936	HAKKO	936103017718	1	145,000	36,250
186	IRON	936	HAKKO	936103017719	1	145,000	36,250
187	IRON	936	HAKKO	936103017720	1	145,000	36,250
188	IRON	936	HAKKO	936103017721	1	145,000	36,250
189	J-TAG Equipment	JT3710	JTAG Technoloy	1	1	18,000,000	4,500,000
190	LABEL PRINTER	Z4M	ZEBRA	3348853	1	2,000,000	500,000
191	MULTIPORT	TURBO C-218	MOXA	1-4	4	450,000	112,500
192	RESOLDER	850B	HAKKO	8500200664	1	980,000	245,000
193	RESOLDER	850B	HAKKO	8500200665	1	980,000	245,000
194	RESOLDER	850B	HAKKO	8500201198	1	980,000	245,000
195	RESOLDER	850B	HAKKO	850003001181	1	980,000	245,000
196	RESOLDER	850B	HAKKO	850003001183	1	980,000	245,000
197	ROM WRITER	1940	MINATO	1940CB0490	1	15,000,000	3,750,000
198	SHIELD BOX	TC-5942A	TESCOM	5942A060237	1	3,500,000	875,000
199	SHIELD BOX	TC-5942A	TESCOM	5942A060238	1	3,500,000	875,000
200	SHIELD BOX	TC-5942A	TESCOM	5942A060239	1	3,500,000	875,000
201	SHIELD BOX	TC-5942A	TESCOM	5942A060240	1	3,500,000	875,000
202	SHIELD BOX	TC-5942A	TESCOM	5942A060241	1	3,500,000	875,000
203	SHIELD BOX	TC-5942A	TESCOM	5942A060242	1	3,500,000	875,000
204	SHIELD BOX	TC-5942A	TESCOM	5942A060243	1	3,500,000	875,000
205	SHIELD BOX	TC-5942A	TESCOM	5942A060255	1	3,500,000	875,000
206	SHIELD BOX	TC-5942A	TESCOM	5942A060256	1	3,500,000	875,000
207	SHIELD BOX	TC-5942A	TESCOM	5942A060257	1	3,500,000	875,000
208	SHIELD BOX	TC-5942A	TESCOM	5942A060258	1	3,500,000	875,000
209	SHIELD BOX	TC-5942A	TESCOM	5942A060259	1	3,500,000	875,000
210	SHIELD BOX	TC-5942A	TESCOM	5942A060260	1	3,500,000	875,000
211	SHIELD BOX	TC-5942A	TESCOM	5942A060261	1	3,500,000	875,000
212	SHIELD BOX		TESCOM	997123	1	3,500,000	875,000
213	SHIELD BOX		KOREA SHIELD	1-13	13	1,700,000	425,000
214	SHIELD ROOM		KOREA SHIELD	1	1	5,300,000	1,325,000
215	SIMULATOR	ESS-200	NOISEKN	ESS02Y1227	1	15,000,000	3,750,000

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SCHEDULE 2.1(b)

LEASED ASSETS

2.1(b)-2

LIST LEASE EQUIPMENT

No	MANAGING NO	ITEM	DESCRIPTION	LESSOR	DATE OF STARTING	PERIOD OF LEASE
1	GB43460214	MOBILE TESTER	E5515C	CIT	2003.12.17	24 MONTHS
2	GB43460240	MOBILE TESTER	E5515C	CIT	2003.12.17	24 MONTHS
3	GB43460245	MOBILE TESTER	E5515C	CIT	2003.12.17	24 MONTHS
4	GB43460251	MOBILE TESTER	E5515C	CIT	2003.12.17	24 MONTHS
5	GB43460113	MOBILE TESTER	E5515C	CIT	2003.12.17	24 MONTHS
6	GB43460267	MOBILE TESTER	E5515C	CIT	2003.12.17	24 MONTHS
7	GB43460270	MOBILE TESTER	E5515C	CIT	2003.12.17	24 MONTHS
8	GB43460269	MOBILE TESTER	E5515C	CIT	2003.12.17	24 MONTHS
9	GB43460272	MOBILE TESTER	E5515C	CIT	2003.12.17	24 MONTHS